Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Blueprint Chesapeake Multi-Asset Trend ETF (TFPN)

(the Fund)

listed on NYSE Arca, Inc.

July 17, 2026

Supplement to the Summary Prospectus and Statutory Prospectus,

each dated October 28, 2025

Effective immediately, the section of the Summary Prospectus and Statutory Prospectus titled “Fees and Expenses of the Fund” is amended and restated in its entirety as follows:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.11%
Acquired Fund Fees and Expenses (3)	0.03%
Total Annual Fund Operating Expenses(3)	1.13%

(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”) will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses.
(2)	Other Expenses are estimated to reflect the Fund's discontinuation of short selling and its expected continued use of derivative instruments.
(3)

Total Annual Fund Operating Expenses may not correlate to the expense ratios in the Fund’s financial highlights because the financial highlights reflect only the Fund’s operating expenses and do not include acquired fund fees and expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Effectively immediately, in the section of the Summary Prospectus and Prospectus entitled “Fund Fees and Expenses,” the Expense Example table is deleted in its entirety and replaced with the following table:

1 Year	3 Years	5 Years	10 Years
$115	$359	$622	$1,375

Please retain this Supplement for future reference.

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